UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   May 6, 2013

OphthaliX Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Bareket St, Petach Tikva, Israel	49170
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 39241114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02

Unregistered Sales of Equity Securities.

On May 9, 2013, the Board of Directors approved the grant of the following options (the “Options”), to acquire shares of Common Stock of the Company in accordance with the terms of the 2012 Stock Incentive Plan, as amended (the “Plan”):

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117,500 options to Motti Farbstein (58,750 to vest immediately and the remaining 58,750 to vest quarterly for three years).

The exercise price of the Options is $1.29 and the Options expire ten years from the grant date.  The Options were granted without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(a)(5) and/or Section 4(a)(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering.  The recipient of the Options was an accredited investor as defined in Rule 501(a) of Regulation D promulgated by the SEC.  The securities issued in this transaction were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The disclosure set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2013, the Board of Directors approved the grant of the following options (the “Management Options”), subject to shareholder approval in case of the Directors of the Company (Dr. Pnina Fishman, Dr. Ilan Cohn and Guy Regev), to acquire shares of Common Stock of the Company in accordance with the terms of the Plan:

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940,000 options to Dr. Pnina Fishman, our Chairman (470,000 to vest immediately and the remaining 470,000 to vest quarterly for three years);

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235,000 options to Dr. Ilan Cohn, one of our directors (117,500 to vest immediately and the remaining 117,500 to vest quarterly for three years);

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235,000 options to Guy Regev, one of our directors (117,500 to vest immediately and the remaining 117,500 to vest quarterly for three years);

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235,000 options to Ronen Kantor, our Secretary (117,500 to vest immediately and the remaining 117,500 to vest quarterly for three years);

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117,500 options to Itay Weinstein, our Chief Financial Officer (58,750 to vest immediately and the remaining 58,750 to vest quarterly for three years); and

The exercise price of the Management Options is $1.29 and the Management Options expire ten years from the grant date.  The Management Options were granted without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(a)(5) and/or Section 4(a)(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering.  Each recipient of the Management Options was an accredited investor as defined in Rule 501(a) of Regulation D promulgated by the SEC. The securities issued in this transaction were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2013, the Board of Directors approved several amendments to the Bylaws of the Company. The amendments are summarized as follows:

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Section 2.2 of Article II of the Bylaws titled “Removal; Resignation” is amended to read as follows:

Any director or the entire Board of Directors may be removed, with or without cause but only with cause, by the holders of a majority of the shares then entitled to vote at an election of directors.  Any director may resign at any time upon notice given in writing to the Corporation.  A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events.  A resignation that is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.

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Section 4.1 of Article IV of the Bylaws titled “Generally” is amended to read as follows:

The officers of the Corporation shall consist of a Chairman of the Board, a Chief Executive Officer or a President, a Secretary, and a Treasurer.  The officers of the Corporation may consist of a Chief Financial Officer, one or more Vice Presidents, a Controller, and the other officers as may from time to time be appointed by the Board of Directors.  Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders.  Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.  Any number of offices may be held by the same person.  The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by the officers as may be designated by resolution of the Board.

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Section 5.1 of Article V of the Bylaws titled “Certificates of Stock” be amended to read as follows:

Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, President or Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her unless the Board of Directors provides by resolution that some or all of any or all classes or series of stock shall be uncertificated shares.  Any or all of the signatures on the certificate may be by facsimile.

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A new section designated as Article IX of the Bylaws was added to the Bylaws and the remaining Articles are renumbered as applicable:

ARTICLE IX

Forum for Adjudication of Disputes

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensible parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.

The Board of Directors will seek shareholder ratification of the new Article IX in a proxy statement to be mailed to the shareholders.  A copy of the Bylaws, as amended is attached as an exhibit hereto.

Item 5.07

Submission of Matters to a Vote of Security Holders.

On May 9, 2013, the Company held its annual meeting of stockholders (the “Annual Meeting”).  The matters voted upon were: (i) the re-election of Dr. Pnina Fishman, Dr. Ilan Cohn, Guy Regev, and Dr. Roger Kornberg as directors, and (ii) the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global (“Ernst & Young”), as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.  There were no abstentions or broker non-votes for either matter voted upon at the Annual Meeting.

Each of the nominees for director was reelected at the Annual Meeting and the results of the voting for the members of the Board of Directors are set forth below:

Nominees	Votes For	Votes Against	Abstain
Pnina Fishman	38,534,631	0	0
Ilan Cohn	38,534,631	0	0
Guy Regev	38,534,631	0	0
Roger Kornberg	38,534,631	0	0

The proposal to ratify the appointment of Ernst & Young as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013, was approved.  The results of the voting were as follows:

Votes For	Votes Against	Abstain
38,534,631	0	0

Item 8.01

Other Events.

On May 6, 2013, the Board of Directors adopted an Insider Trading Policy, a Foreign Corrupt Practices Act Policy, a Code of Ethics, and a Code of Conduct.  The Code of Ethics and the Code of Conduct will be available on the Company’s corporate website at www.ophthalix.com.

On May 10, 2013, the Company issued a press release in regard to validation of the use of A3 Adenosine Receptor Agonists for lowering intra ocular pressure and for the treatment of glaucoma.  A copy of the press release is included with this report.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

3.1

Bylaws, as amended

99.1

Insider Trading Policy

99.2

Press Release dated May 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OphthaliX Inc.

Date:  May 10, 2013

By: /s/ Barak Singer

Barak Singer, Chief Executive Officer

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